UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2013 (May 29, 2013)

RREEF Property Trust, Inc
(Exact Name of Registrant as Specified in Its Charter)

Maryland          333-180356         45-4478978
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)

345 Park Avenue, 24th Floor, New York, NY 10154
(Address of principal executive offices)
(Zip Code)

(212) 454-6260
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on May 31, 2013 to provide the required financial information relating to our acquisition of a single-tenant office building located in Woodridge, Illinois, as described in such Current Report.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	Report of Independent Registered Public Accounting Firm	3
	Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2013 and the Year Ended December 31, 2012	4
	Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2013 and the Year Ended December 31, 2012	5

(b)	Pro Forma Financial Information	7
	Pro Forma Consolidated Statement of Operations (Unaudited) for the Six Months Ended June 30, 2013	8
	Pro Forma Consolidated Statement of Operations (Unaudited) for the Period from February 7, 2012 (Date of Inception) to December 31, 2012	10

(c)	Shell Company Transactions
	None

(d)	Exhibits
	None

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
RREEF Property Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the “Historical Summary”) of the 9022 Heritage Parkway Property (the “Property”) for the year ended December 31, 2012. The Historical Summary is the responsibility of RREEF Property Trust, Inc.’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of RREEF Property Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles

/s/ KPMG LLP

August 16, 2013

9022 HERITAGE PARKWAY

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Months Ended June 30, 2013 (unaudited)
and Year Ended December 31, 2012

	Six months ended June 30, 2013 (unaudited)	Year ended December 31, 2012
Gross income:
Base rental income.....................................................................................	$551,955	$1,400,491
Tenant reimbursements..............................................................................	7,116	14,232
Total gross income...................................................................................	559,071	1,414,723
Direct operating expenses:
Total direct operating expenses..................................................................	22,116	44,232
Excess of gross income over direct operating expenses..........................	$536,955	$1,370,491

See accompanying notes to historical summary of gross income and direct operating expenses.

9022 Heritage Parkway
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Six Month Period ended June 30, 2013 (unaudited)
and Year ended December 31, 2012

NOTE 1 — BUSINESS

On May 31, 2013, RREEF Property Trust, Inc. (the "Company") acquired 9022 Heritage Parkway, a two-story office building located in Woodridge, Illinois (the "Property"). The Company acquired the Property through RPT Heritage Parkway, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $13,300,000, exclusive of closing costs. The Company funded the acquisition of the Property with proceeds from the sale of its common stock and by borrowing $6,700,000 under the Company's line of credit with Regions Bank.

The Property is a 94,233 square foot (unaudited) office building situated on 8.05 acres (unaudited), located at the interchange of Interstate 55 and Lemont Road, approximately 25 miles west of downtown Chicago. The Property is 100% leased to Allstate Insurance Company ("Allstate"), a wholly-owned subsidiary of The Allstate Corporation (NYSE:ALL). The Allstate Corporation engages in the personal property and casualty insurance, life insurance and retirement and investment products business. The Property was constructed in 2002 as a build-to-suit for Allstate. Allstate utilizes the Property as a claims center for the southwestern areas of the Chicago MSA. The Property is one of Allstate's three rapid response natural disaster locations in the United States. Allstate self-manages operations at the property and has engaged CBRE, Inc., through its national account, as its facilities manager.

NOTE 2 — BASIS OF PRESENTATION

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the six months ended June 30, 2013 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the six months ended June 30, 2013 is not necessarily indicative of the expected results for the entire year ended December 31, 2013.

A Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 3 — GROSS INCOME

Allstate has leased 100% of the Property since 2002, when Allstate consolidated five locations into the Property. Pursuant to the terms of the lease, Allstate is responsible for the payment of base rent and all of the Property's operating expenses. On July 31, 2012, Allstate executed a six-year, four-month lease renewal through November 30, 2018. The lease provides for one five-year renewal option.

Although the lease provides for increases in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $131,234 (unaudited) for the six months ended June 30, 2013 and decreased base rental income by $239,390 for the year ended December 31, 2012.

9022 Heritage Parkway
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Six Month Period ended June 30, 2013 (unaudited)
and Year ended December 31, 2012

Minimum base rents to be received from Allstate under the operating lease in place as of December 31, 2012, are as follows:

2013	$1,315,438
2014	952,807
2015	995,055
2016	1,039,188
2017	1,084,812
Thereafter	1,034,807
$6,422,107

NOTE 4 — DIRECT OPERATING EXPENSES

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. The Property's sole lease is a net lease, obligating the tenant to directly pay most of the Property's direct operating expenses. Accordingly, the direct operating expenses for the six-month period ended June 30, 2013 (unaudited) and for the year ended December 31, 2012 only include insurance reimbursements required under the lease and third-party property management fees anticipated to be incurred by the Property subsequent to acquisition.

NOTE 5 — SUBSEQUENT EVENTS

Subsequent events were evaluated from December 31, 2012 through August 16, 2013, the date on which the Historical Summary was issued.

In connection with the acquisition on May 31, 2013, the Property's lease was amended to restructure the rental stream to eliminate any free rent periods, while maintaining periodic increases in the minimum rental payment.

RREEF PROPERTY TRUST, INC.
PRO FORMA FINANCIAL INFORMATION

On May 31, 2013, the Company acquired 9022 Heritage Parkway, a two-story office building located in Woodridge, Illinois (property). The purchase price for the property was $13,300,000, exclusive of closing costs. The Company funded the acquisition of the property with proceeds from the sale of its common stock and by borrowing $6,700,000 under the Company's line of credit with Regions Bank.

The acquisition of the property was included in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2013. Accordingly, no pro forma consolidated balance sheet is presented herein. Pro forma consolidated statements of operations are presented for the six months ended June 30, 2013, and for the period February 7, 2012 (Date of Inception) to December 31, 2012.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2013
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the investment in 9022 Heritage Parkway on February 7, 2012 (Date of Inception).

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended June 30, 2013, as contained in the Company’s Quarterly Report on Form 10-Q. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisition on February 7, 2012 (Date of Inception), nor does it purport to represent its future results of operations. This Pro Forma Consolidated Statement of Operations only includes the significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	Historical As Reported	Pro Forma Adjustments	Pro Forma
Revenues:
Rental and other property income (A)	$107,494	$449,237	$556,731
Investment income on marketable securities	19,990	—	19,990
Total revenues	127,484	449,237	576,721
Expenses:
General and administrative expenses (B)	545,876	(24,126)	521,750
Property operating expenses (C)	4,213	16,499	20,712
Acquisition related expenses (D)	58,486	(58,486)	—
Depreciation (E)	36,788	110,366	147,154
Amortization (E)	58,979	283,836	342,815
Total operating expenses	704,342	328,089	1,032,431
Operating loss	(576,858)	121,148	(455,710)
Interest expense (F)	(73,098)	(179,070)	(252,168)
Realized loss upon sale of marketable securities	(29,753)	—	(29,753)
Net loss	$(679,709)	$(57,922)	$(737,631)
Weighted average number of common shares outstanding:
Basic and diluted (G)	164,157	691,006	855,163
Net loss per common share:
Basic and diluted	$(4.14)		$(0.86)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2013
(unaudited)

(A)	Represents rental and other income pursuant to the lease in place prior to the acquisition on a straight-line basis. Also includes the amortization of the acquired favorable lease intangible.

(B)
The pro forma adjustment represents the amount of organizational costs that are reflected as expense in the pro forma consolidated statement of operations for the period February 7, 2012 (Date of Inception) to December 31, 2012. These costs are expensed upon the commencement of operations, which is assumed to have occurred on February 7, 2012. The commencement of operations is required to enable the Company to acquire the property.

(C)
Represents insurance and property management fees that would have been incurred based on management's estimates. All other property operating expenses are paid directly by the tenant pursuant to the lease.

(D)	Costs related to the acquisition of the property are excluded from the pro forma consolidated statement of operations because such costs are non-recurring.

(E)
Buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets are amortized over the term of the lease. The purchase price allocation to acquired intangible lease assets is preliminary and subject to adjustment by the Company.

(F)
Interest expense is reflective of the Company's line of credit and includes (1) the Company's borrowing of $6,700,000 at 2.40%, which was used to finance the acquisition of the property, (2) line of credit unused fees pursuant to the loan agreement, and (3) amortization of deferred financing costs over the term of the loan.

(G)	Weighted average shares outstanding assumes the actual outstanding shares of the Company's common stock as of June 30, 2013 were outstanding as of January 1, 2013.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Period February 7, 2012 (Date of Inception) to December 31, 2012
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the investment in 9022 Heritage Parkway on February 7, 2012 (Date of Inception).

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended June 30, 2013, as contained in the Company’s Quarterly Report on Form 10-Q. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisition on February 7, 2012 (Date of Inception), nor does it purport to represent its future results of operations. This Pro Forma Consolidated Statement of Operations only includes the significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	Historical	Pro Forma Adjustments	Pro Forma
Revenues:
Rental and other property income (A)	$—	$1,353,367	$1,353,367
Investment income on marketable securities	—	—	—
Total revenues	—	1,353,367	1,353,367
Expenses:
General and administrative expenses (B)	—	24,126	24,126
Property operating expenses (C)	—	37,109	37,109
Acquisition related expenses (D)	—	—	—
Depreciation (E)	—	257,519	257,519
Amortization (E)	—	573,201	573,201
Total operating expenses	—	891,955	891,955
Operating loss	—	461,412	461,412
Interest expense (F)	—	(451,801)	(451,801)
Realized loss upon sale of marketable securities	—	—	—
Net loss	$—	$9,611	$9,611
Weighted average number of common shares outstanding:
Basic and diluted (G)	16,667	533,333	550,000
Net loss per common share:
Basic and diluted	$—		$0.02

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Period February 7, 2012 (Date of Inception) to December 31, 2012
(unaudited)

(A)	Represents rental and other income pursuant to the lease in place prior to the acquisition on a straight-line basis. Also includes the amortization of the acquired favorable lease intangible.

(B)
The pro forma adjustment represents the amount of organizational costs that are expensed upon the commencement of operations, which is assumed to have occurred on February 7, 2012. The commencement of operations is required to enable the Company to acquire the property.

(C)
Represents insurance and property management fees that would have been incurred based on management's estimates. All other property operating expenses are paid directly by the tenant pursuant to the lease.

(D)	Costs related to the acquisition of the property are excluded from the pro forma consolidated statement of operations because such costs are non-recurring.

(E)
Buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets are amortized over the term of the lease. The purchase price allocation to acquired intangible lease assets is preliminary and subject to adjustment by the Company.

(F)
Interest expense is reflective of the Company's line of credit and includes (1) the Company's borrowing of $6,700,000 at 2.40%, which was used to finance the acquisition of the property, (2) line of credit unused fees pursuant to the loan agreement, and (3) amortization of deferred financing costs over the term of the loan.

(G)	Weighted average shares outstanding assumes the Company issued a sufficient number of shares to allow the Company to acquire the property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Julianna S. Ingersoll
Name:	Julianna S. Ingersoll
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: August 16, 2013